Exhibit 99.1

Index to Condensed Consolidated Financial Statements

Genworth Financial Mortgage Insurance Pty Ltd

Page
Financial Statements:
Condensed Consolidated Statements of Income for the three months ended March 31, 2009 and 2008 (Unaudited)	2
Condensed Consolidated Balance Sheets as of March 31, 2009 (Unaudited) and December 31, 2008	3
Condensed Consolidated Statements of Cash Flows for the three months ended March 31, 2009 and 2008 (Unaudited)	4
Notes to Condensed Consolidated Financial Statements (Unaudited)	5

Genworth Financial Mortgage Insurance Pty Ltd

Condensed Consolidated Statements of Income

(U.S. dollar amounts in thousands)

(Unaudited)

The unaudited interim financial information has not been reviewed by an independent registered public accounting firm.

	Three months ended March 31,
	2009	2008
Revenues:
Net premiums earned	$63,730	$82,961
Net investment income	25,687	35,126
Net investment gains (losses)	2,588	(672)
Other income	118	1,188

Total revenues	92,123	118,603

Losses and expenses:
Net losses and loss adjustment expenses	38,574	34,814
Acquisition and operating expenses, net of deferrals	11,461	18,810
Amortization of deferred acquisition costs and intangibles	5,270	7,166

Total losses and expenses	55,305	60,790

Income before income taxes	36,818	57,813
Provision for income taxes	10,808	18,693

Net income	$26,010	$39,120

See Notes to Condensed Consolidated Financial Statements

Genworth Financial Mortgage Insurance Pty Ltd

Condensed Consolidated Balance Sheets

(U.S. dollar amounts in thousands, except share amounts)

The unaudited interim financial information has not been reviewed by an independent registered public accounting firm.

	March 31, 2009	December 31, 2008
	(unaudited)
Assets
Fixed maturity securities available-for-sale, at estimated fair value	$1,568,206	$1,486,397
Cash and cash equivalents	373,499	408,182
Accrued investment income	26,384	21,406
Prepaid reinsurance premium	643	715
Deferred acquisition costs	60,677	58,141
Goodwill	5,204	5,222
Related party receivables	4,298	4,251
Other assets	17,535	26,399

Total assets	$2,056,446	$2,010,713

Liabilities and stockholder’s equity
Liabilities:
Reserve for losses and loss adjustment expenses	$153,708	$137,522
Unearned premiums	746,729	732,132
Deferred tax liability	12,410	10,689
Related party payables	45,316	43,626
Other liabilities and accrued expenses	28,626	34,434

Total liabilities	986,789	958,403

Stockholder’s equity:
Ordinary shares – No par value; 1,356,558,500 shares authorized and issued as of March 31, 2009 and December 31, 2008	—	—
Additional paid-in capital	558,925	558,925

Accumulated other comprehensive income (loss), net of tax:
Net unrealized investment gains (losses)	20,727	26,872
Foreign currency translation adjustments	(74,063)	(71,545)

Total accumulated other comprehensive income (loss)	(53,336)	(44,673)
Retained earnings	564,068	538,058

Total stockholder’s equity	1,069,657	1,052,310

Total liabilities and stockholder’s equity	$2,056,446	$2,010,713

See Notes to Condensed Consolidated Financial Statements

Genworth Financial Mortgage Insurance Pty Ltd

Condensed Consolidated Statements of Cash Flows

(U.S. dollar amounts in thousands)

(Unaudited)

	Three months ended March 31,
	2009	2008
Cash flows from operating activities:
Net income	$26,010	$39,120
Adjustments to reconcile net income to net cash from operating activities:
Amortization of investment discounts and premiums	(643)	(340)
Net investment (gains) losses	(2,588)	672
Acquisition costs deferred	(7,703)	(8,867)
Amortization of deferred acquisition costs and intangibles	5,270	7,166
Deferred income taxes	4,068	—
Corporate overhead allocation	4,524	6,126
Change in certain assets and liabilities:
Accrued investment income and other assets	3,749	3,160
Reserve for losses and loss adjustment expenses	16,050	(4,002)
Unearned premiums	16,608	11,719
Other liabilities	(9,450)	(17,677)

Net cash from operating activities	55,895	37,077

Cash flows from investing activities:
Proceeds from maturities and repayments of fixed maturity securities	75,796	94,477
Purchases of fixed maturity securities	(162,337)	(153,769)

Net cash from investing activities	(86,541)	(59,292)

Effect of exchange rate changes on cash and cash equivalents	(4,037)	9,777

Net change in cash and cash equivalents	(34,683)	(12,438)

Cash and cash equivalents at beginning of period	408,182	311,720

Cash and cash equivalents at end of period	$373,499	$299,282

See Notes to Condensed Consolidated Financial Statements

Genworth Financial Mortgage Insurance Pty Ltd

Notes to Condensed Consolidated Financial Statements

Three Months Period Ended March 31, 2009 and 2008

(Unaudited)

(1) Nature of Business, Formation of Genworth Mortgage and Basis of Presentation

Genworth Financial Mortgage Insurance Pty Ltd (“Genworth Mortgage” or the “Company” as appropriate) offers mortgage insurance products in Australia and New Zealand and is headquartered in Sydney, Australia. In particular, the Company offers primary mortgage insurance, known as “lenders mortgage insurance,” or LMI, and portfolio credit enhancement policies. The principal product is LMI, which is generally single premium business and provides 100% coverage of the loan amount in the event of a mortgage default.

The Company’s condensed consolidated financial statements are unaudited and have been prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) and rules and regulations of the United States Securities and Exchange Commission (“SEC”) disclosure requirements for interim financial information. Accordingly, they do not include all of the information and footnotes required by U.S. GAAP for complete consolidated financial statements. These condensed consolidated financial statements include all adjustments considered necessary by management to present a fair statement of the financial position, results of operations, and cash flow for the periods presented. The results reported in these condensed consolidated financial statements should not be regarded as necessarily indicative of results that may be expected for the entire year. The condensed consolidated financial statements included herein should be read in conjunction with the audited financial statements and related notes contained in our 2008 year end financial statements on Form 8-K furnished on March 30, 2009.

The Company’s management has determined that the Company has one reportable operating segment, mortgage insurance.

Genworth Mortgage, formerly GE Mortgage Insurance Company Pty Ltd, is a wholly-owned subsidiary of Genworth Financial Mortgage Insurance Holdings Pty Ltd and was incorporated in Australia on November 10, 2003. The ultimate parent company of Genworth Mortgage is Genworth Financial, Inc. (“Genworth”). Genworth is a company incorporated in Delaware on October 23, 2003. GE Mortgage Insurance Company Pty Ltd changed its name to Genworth Financial Mortgage Insurance Pty Ltd on November 28, 2005.

The condensed consolidated financial statements are presented in U.S. dollars. The accompanying financial statements include Genworth Financial Mortgage Indemnity Limited and are prepared on a consolidated basis. All intercompany transactions have been eliminated in the consolidated financial statements.

(2) Accounting Pronouncements

Recently adopted

Disclosures about Derivative Instruments and Hedging Activities

On January 1, 2009, we adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards (“SFAS”) No. 161, Disclosures about Derivative Instruments and Hedging Activities—an amendment of FASB Statement No. 133. This statement requires enhanced disclosures about an entity’s derivative and hedging activities. The adoption of SFAS No. 161 did not have a material impact on our consolidated financial statements.

Business Combinations

On January 1, 2009, we adopted SFAS No. 141R, Business Combinations. This statement establishes principles and requirements for how an acquirer recognizes and measures certain items in a business combination, as well as disclosures about the nature and financial effects of a business combination. The adoption of SFAS No. 141R did not have a material impact on our consolidated financial statements.

Genworth Financial Mortgage Insurance Pty Ltd

Notes to Condensed Consolidated Financial Statements

Three Months Period Ended March 31, 2009 and 2008

(Unaudited)

Noncontrolling Interest in Consolidated Financial Statements

On January 1, 2009, we adopted SFAS No. 160, Noncontrolling Interests in Consolidated Financial Statements—an amendment of ARB No. 51. This statement establishes accounting and reporting standards for noncontrolling interests in a subsidiary and for deconsolidation of a subsidiary. The adoption of SFAS No. 160 did not have a material impact on our consolidated financial statements.

Effective Date of FASB Statement No. 157

On January 1, 2009, we adopted FASB Staff Position (“FSP”) FAS 157-2, Effective Date of FASB Statement No. 157, which adopts SFAS No. 157, Fair Value Measurements, for fair value measurements of certain nonfinancial assets and liabilities, such as impairment testing of goodwill and indefinite-lived intangible assets. The adoption of FSP FAS 157-2 did not have a material impact on our consolidated financial statements.

Not yet adopted

In April 2009, the FASB issued FSP FAS 157-4, Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly. This FSP provides additional guidance for determining fair value when the volume or level of activity for an asset or liability has significantly decreased and identifies circumstances that indicate a transaction is not orderly. This FSP will be effective for us on April 1, 2009. We have not yet determined the impact the adoption of FSP FAS 157-4 will have on our consolidated financial statements.

In April 2009, the FASB issued FSP FAS 115-2 and FAS 124-2, Recognition and Presentation of Other-Than-Temporary Impairments. This FSP amends the other-than-temporary impairment guidance for debt securities and modifies the presentation and disclosure requirements for other-than-temporary impairment disclosures for debt and equity securities. The FSP amends the requirement for an entity to positively assert the ability and intent to hold a debt security to recovery to determine whether an other-than-temporary impairment exists and replaces this provision with the assertion that an entity does not intend to sell or it is not more likely than not that the entity will be required to sell a security prior to recovery. Additionally, the FSP modifies the presentation of other-than-temporary impairments for certain debt securities to only present the impairment loss within income that represents the credit loss associated with the other-than-temporary impairment with the remaining impairment loss being presented within other comprehensive income (loss) (“OCI”). This FSP will be effective for us on April 1, 2009. The adoption of FSP FAS 115-2 and FAS 124-2 is not expected to have a material impact on our consolidated financial statements.

In April 2009, the FASB issued FSP FAS 107-1 and APB 28-1, Interim Disclosures about Fair Value of Financial Instruments. This FSP amends the fair value disclosure requirements for certain financial instruments to require the disclosures during interim reporting periods of publicly traded entities in addition to annual financial statements. This FSP will be effective for us on April 1, 2009. The adoption of FSP FAS 107-1 and APB 28-1 is not expected to have a material impact on our consolidated financial statements.

(3) Statutory Accounting

Genworth Mortgage prepares financial statements for its regulator, the Australian Prudential Regulation Authority (“APRA”) in accordance with the accounting practices prescribed by the regulator, which is a comprehensive basis of accounting other than U.S. GAAP. The main differences are as follows:

•	Premium is recognized on a cash receipts basis.

•	Deferred acquisition costs are not recognized.

•	A premium liability is recognized representing the unexpired risk portion of insurance policies written. The premium liability is valued as the present value of the expected future claim payments.

•	Loss and loss adjustment expense reserves include a risk margin and are discounted to present value.

Genworth Financial Mortgage Insurance Pty Ltd

Notes to Condensed Consolidated Financial Statements

Three Months Period Ended March 31, 2009 and 2008

(Unaudited)

The Company’s APRA net income after tax, capital base, minimum capital requirement and solvency ratio as of and for the year ended were as follows:

(U.S. dollar amounts in thousands)	2008
APRA net income after tax	$153,009

APRA capital base	$1,248,772
APRA minimum capital requirement	$915,054
APRA solvency ratio	1.37

The APRA solvency ratio is the combined amounts of Genworth Financial Mortgage Insurance Pty Ltd and its wholly-owned subsidiary, Genworth Financial Mortgage Indemnity Limited.

Under the prudential regulation framework in Australia, mortgage insurers are required to establish a catastrophic risk charge defined as a 1 in 250 year event. The Company is required to maintain adequate capital to fund this charge, in addition to normal insurance liabilities, by ensuring that its capital base exceeds its minimum capital requirement at all times.

As of March 31, 2009, the APRA solvency ratio was 1.33.

The Company’s ability to pay dividends to Genworth Financial Mortgage Insurance Holdings Pty Ltd is restricted to the extent the payment of dividends exceeds current year income. Any dividend above this level requires prior approval from APRA. In addition, any dividend payment must result in the Company continuing to meet the APRA minimum capital requirement.